Exhibit 99.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Year End Report of Luna Medical Technologies, Inc. (the “Company”) on Form 10-KSB for the year ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brent Shaw, Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brent Shaw

Brent Shaw

Acting Chief Executive Officer

February 26, 2003